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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  SEPTEMBER 4, 2002
                                                   ------------------



                           CASELLA WASTE SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                   000-23211                                  03-0338873
-------------------------------------       -------------------------------------         --------------------------------
  (State or other jurisdiction                   (Commission File Number)                        (IRS Employer
          of incorporation)                                                                    Identification No.)


25 GREENS HILL LANE, RUTLAND, VERMONT                                                                 05701
--------------------------------------------                                                        --------
  (Address of Principal Executive Offices)                                                         (Zip Code)


Registrant's telephone number, including area code:  (802) 775-0325
                                                     --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (c)      Exhibits

             EXHIBIT NUMBER          DESCRIPTION
             --------------          -----------
             99.1                    Letter to stockholders, as mailed to stockholders of Casella
                                     Waste Systems, Inc. on or about September 4, 2002.


Item 9.      REGULATION FD DISCLOSURE.

         The text of the letter to stockholders of Casella Waste Systems, Inc. (the "Company") from John W. Casella, Chairman and Chief Executive Officer of the Company, as included in the Company's annual report to stockholders for the fiscal year ended April 30, 2002 mailed to the stockholders of the Company on or about September 4, 2002 is attached to this report as Exhibit 99.1 and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CASELLA WASTE SYSTEMS, INC.



                                       By: /s/ JOHN W. CASELLA
                                           ------------------------------------
                                       Name:  John W. Casella
                                       Title: Chief Executive Officer

Date:    September 4, 2002


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION
--------------                -----------
99.1                          Letter to stockholders, as mailed to stockholders of Casella Waste
                              Systems, Inc. on or about September 4, 2002.